Pension schemes	12 Months Ended
Dec. 31, 2017
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Pension schemes

6 Pension schemes

Accounting policy

The expense of defined benefit pension schemes and other post-retirement employee benefits is determined using the projected unit credit method and charged in the income statement as an operating expense, based on actuarial assumptions reflecting market conditions at the beginning of the financial year. Actuarial gains and losses are recognised in full in the statement of comprehensive income in the period in which they occur.

Past service costs and credits are recognised immediately at the earlier of when plan amendments or curtailments occur and when related restructuring costs or termination benefits are recognised. Settlements are recognised when they occur.

Net pension obligations in respect of defined benefit schemes are included in the statement of financial position at the present value of scheme liabilities, less the fair value of scheme assets. Where schemes are in surplus, i.e. assets exceed liabilities, the net pension assets are separately included in the statement of financial position. Any net pension asset is limited to the extent that the asset is recoverable.

The expense of defined contribution pension schemes and other employee benefits is charged in the income statement as incurred.

Critical judgement and key source of estimation uncertainty

At 31 December 2017, the Group operates defined benefit pension schemes in the UK and the US. These schemes require management to exercise judgement in estimating the ultimate cost of providing post-employment benefits, especially given the length of each scheme’s liabilities. Accounting for defined benefit pension schemes involves judgement about uncertain events, including the life expectancy of the members, salary and pension increases, inflation, the future operation of each scheme and the rate at which the future pension payments are discounted. Estimates for these factors are used in determining the pension cost and liabilities reported in the financial statements. The estimates made around future developments of each of the critical assumptions are made in conjunction with independent actuaries, and each scheme is subject to a periodic review by independent actuaries. Information regarding some of the assumptions used for valuation is provided below, together with a sensitivity analysis.

A number of pension schemes are operated around the world. The largest defined benefit schemes as at 31 December 2017 are in the UK and the US. In November 2015, the Netherlands defined benefit pension scheme, together with all associated assets and liabilities, was transferred into an industry-wide collective defined contribution scheme. This scheme is now accounted for as a defined contribution pension plan, with no deficit or surplus recognised on the balance sheet. Prior to this, the scheme was a career average salary scheme and was open to new hires.

Major defined benefit schemes in place at 31 December 2017

The UK scheme is a final salary scheme and is closed to new hires. Members accrue a portion of their final pensionable earnings based on the number of years of service. The US scheme is a cash balance scheme and is closed to new hires. Members earn pay credits dependent on age and years of service up to certain limits which are added to an account balance that accrues interest at specified minimum rates. In September 2017, it was announced the US scheme would be closed to future accruals effective 1 January 2019.

Each of the major defined benefit schemes is administered by a separate fund that is legally separated from the Group. The trustees of the pension funds in the UK and plan fiduciaries of the US scheme are required by law to act in the interest of the funds’ beneficiaries. In the UK, the trustees of the pension fund are responsible for the investment policy with regard to the assets of the fund. The board of trustees consists of an equal number of company-appointed and member nominated Directors. In the US, the fiduciary duties for the scheme are allocated between committees which are staffed by senior employees of the Group; the investment committee has the primary responsibility for the investment and management of plan assets.

The funding of the Group’s major schemes reflects the different rules within each jurisdiction.

In the UK, the level of funding is determined by statutory triennial actuarial valuations in accordance with pensions legislation. Where the scheme falls below 100% funded status, the Group and the scheme trustees must agree on how the deficit is to be remedied. The UK Pensions Regulator has significant powers and sets out in codes and guidance the parameters for scheme funding.

The US scheme has an annual statutory valuation which forms the basis for establishing the employer contribution each year (subject to ERISA and IRS minimums). Should the statutory funded status fall to below 100%, the US Pension Protection Act requires the deficit to be rectified with additional contributions over a seven-year period.

Employer cash contributions to defined benefit pension schemes, in respect of 2018, are expected to be approximately £37m including a pension deficit funding contribution of £20m relating to the UK scheme recovery plan.

In addition to the contributions set out above, the Group has committed to providing a further £110m of deficit funding contributions to the UK scheme over the period from 2019 to 2022. The triennial valuation will take place during 2018, as part of which funding requirements in future years will be reassessed.

LOGO

The pension expense, including amounts in relation to the UK, US (for all years) and NL (for 2015 only) defined benefit schemes, and defined contribution schemes in total, recognised within operating profit consists of:

	2017 £m	2016 £m	2015 £m
Defined benefit pension expense (net of settlement and past service credits)	4	36	6
Defined contribution pension expense	91	75	52
Total	95	111	58

The amounts recognised in the income statement in respect of defined benefit pension schemes during the year are presented by major scheme as follows:

	2017			2016			2015
	UK £m	US £m	Total £m	UK £m	US £m	Total £m	UK £m	US £m	NL £m	Total £m
Service cost	33	14	47	27	14	41	34	18	15	67
Settlement and past service credits	(42)	(1)	(43)	–	(5)	(5)	(1)	–	(60)	(61)
Defined benefit pension expense	(9)	13	4	27	9	36	33	18	(45)	6
Net interest on net defined benefit obligation	10	5	15	9	5	14	14	5	2	21
Net defined benefit pension expense	1	18	19	36	14	50	47	23	(43)	27

Net interest on net defined benefit pension scheme liabilities is presented within net finance costs in the income statement. Service cost, including settlements and past service credits, is presented within operating profit.

The 2017 settlement and past service cost credits primarily relate to changes to the UK scheme.

Settlements and past service credits in 2015 primarily relate to the transfer of the Netherlands scheme to a collective industry-wide scheme.

The significant valuation assumptions, determined for each major scheme in conjunction with the respective independent actuaries, are presented below. The net defined benefit pension expense for each year is based on the assumptions and scheme valuations set at 31 December of the prior year.

	2017		2016		2015
AS AT 31 DECEMBER	UK	US	UK	US	UK	US
Discount rate	2.60%	3.55%	2.65%	4.00%	3.85%	4.45%
Inflation	3.15%	2.50%	3.25%	2.50%	3.05%	2.50%

Discount rates are set by reference to high-quality corporate bond yields.

Mortality assumptions make allowance for future improvements in longevity and have been determined by reference to applicable mortality statistics. The average life expectancy assumptions are set out below:

	Male average life expectancy		Female average life expectancy
AS AT 31 DECEMBER 2017	UK	US	UK	US
Member currently aged 60 years	86	86	88	89
Member currently aged 45 years	87	87	90	89

The amount recognised in the statement of financial position in respect of defined benefit pension schemes at the start and end of the year and the movements during the year were as follows:

	2017			2016
	UK £m	US £m	Total £m	UK £m	US £m	Total £m
Defined benefit obligation
At start of year	(3,883)	(1,120)	(5,003)	(3,089)	(955)	(4,044)
Service cost	(33)	(14)	(47)	(27)	(14)	(41)
Past service credits	42	1	43	–	5	5
Interest on pension scheme liabilities	(101)	(42)	(143)	(117)	(45)	(162)
Actuarial gain/(loss) on financial assumptions	45	(61)	(16)	(774)	(61)	(835)
Actuarial (loss)/gain arising from experience assumptions	(39)	1	(38)	22	3	25
Contributions by employees	(8)	–	(8)	(7)	–	(7)
Benefits paid	123	60	183	109	95	204
Liabilities transferred on settlement*	–	–	–	–	36	36
Exchange translation differences	–	100	100	–	(184)	(184)
At end of year	(3,854)	(1,075)	(4,929)	(3,883)	(1,120)	(5,003)

Fair value of scheme assets
At start of year	3,390	977	4,367	2,838	822	3,660
Interest income on plan assets	91	37	128	108	40	148
Return on assets excluding amounts included in interest income	181	106	287	502	46	548
Contributions by employer	42	43	85	44	41	85
Contributions by employees	8	–	8	7	–	7
Benefits paid	(123)	(60)	(183)	(109)	(95)	(204)
Assets transferred on settlement*	–	–	–	–	(36)	(36)
Exchange translation differences	–	(91)	(91)	–	159	159
At end of year	3,589	1,012	4,601	3,390	977	4,367

Opening net deficit	(493)	(143)	(636)	(251)	(133)	(384)
Service cost	(33)	(14)	(47)	(27)	(14)	(41)
Net interest on net defined benefit obligation	(10)	(5)	(15)	(9)	(5)	(14)
Settlement and past service credits	42	1	43	–	5	5
Contributions by employer	42	43	85	44	41	85
Actuarial gains/(losses)	187	46	233	(250)	(12)	(262)
Exchange translation differences	–	9	9	–	(25)	(25)
Overall net pension obligation	(265)	(63)	(328)	(493)	(143)	(636)

* In 2016, the settlement relates to an annuity purchase in the US.

As at 31 December 2017, the defined benefit obligations comprised £4,690m (2016: £4,760m) in relation to funded schemes and £239m (2016: £243m) in relation to unfunded schemes.

The weighted average duration of defined benefit scheme liabilities is 20 years in the UK (2016: 20 years) and 13 years in the US (2016: 13 years). Deferred tax assets of £66m (2016: £145m) are recognised in respect of the pension scheme deficits.

A net pension asset has been recognised in relation to the US funded scheme after considering the guidance in IAS 19 Employee Benefits and IFRIC 14. The split between net pension obligations and net pension assets is as follows:

	2017 £m	2016 £m
Net pension asset	22	–
Net pension obligation	(350)	(636)
Overall net pension obligation	(328)	(636)

LOGO

Amounts recognised in the statement of comprehensive income are set out below:

	2017 £m	2016 £m	2015 £m
Gains and losses arising during the year:
Experience (losses)/gains on scheme liabilities	(38)	25	182
Experience gains/(losses) on scheme assets	287	548	(134)
Actuarial (losses)/gains on the present value of scheme liabilities due to changes in:
– discount rates	(102)	(873)	96
– inflation	69	(96)	(64)
– other actuarial assumptions	17	134	77
	233	(262)	157
Net cumulative losses at start of year	(846)	(584)	(741)
Net cumulative losses at end of year	(613)	(846)	(584)

The major categories and fair values of scheme assets at the end of the reporting period are as follows:

FAIR VALUE OF SCHEME ASSETS	2017			2016
	UK £m	US £m	Total £m	UK £m	US £m	Total £m
Equities	1,252	143	1,395	1,261	330	1,591
Government bonds	1,395	221	1,616	1,390	104	1,494
Corporate bonds	–	622	622	–	527	527
Property funds and ground leases	620	–	620	487	–	487
Structured debt and direct lending	253	–	253	162	–	162
Cash and cash equivalents	46	18	64	69	15	84
Other	23	8	31	21	1	22
Total	3,589	1,012	4,601	3,390	977	4,367

Assets and obligations associated with the schemes are sensitive to changes in the market values of assets and the market-related assumptions used to value scheme liabilities. In particular, adverse changes to asset values, discount rates or inflation could increase future pension costs and funding requirements.

Typically, the Group’s schemes are exposed to: investment risks, whereby actual rates of return on plan assets may be below those rates used to determine the defined benefit obligations, and interest rate risks, whereby scheme deficits may increase if bond yields in the UK and the US decline and are not offset by returns in government and corporate bond portfolios. The schemes are also exposed to other risks, such as unanticipated future increases in member longevity patterns and inflation, all potentially leading to an increase in scheme liabilities.

Investment policies of each scheme are intended to ensure continuous payment of defined benefit pensions in the short-term and long-term. Efforts are made to limit risks on marketable securities by adopting investment policies that diversify assets across geographies and among equities, government and corporate bonds, property funds and cash. Asset allocations are dependent on a variety of factors including the duration of scheme liabilities and the funded position of the plan.

All equities, government and corporate bonds have quoted prices in active markets.

Sensitivity analysis

The valuation of the Group’s pension scheme liabilities involves significant actuarial assumptions, being the life expectancy of the members, inflation and the rate at which the future pension payments are discounted. Differences arising from actual experience or future changes in assumptions may materially affect future pension charges. In particular, changes in assumptions for discount rates, inflation and life expectancies that are reasonably possible would have the following approximate effects on the defined benefit pension obligations:

£m
Increase/decrease of 0.25% in discount rate:	222
Increase/decrease of 0.25% in the expected inflation rate:	134
Increase/decrease of one year in assumed life expectancy:	179

The above analysis has been calculated on the same basis used to determine the defined benefit obligation recognised in the statement of financial position. There has been no change in the methods used to prepare the analysis compared with prior years. This sensitivity analysis may not be representative of the actual change in the defined benefit obligation as it is unlikely that changes in the above assumptions would occur in isolation of one another as some of the assumptions may be correlated.